Investment Company Act File No. 811-21977

Invesco Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2019

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated February 28, 2019, for the Invesco Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below (each, a “Fund” and, collectively, the “Funds”), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco China Real Estate ETF	NYSE Arca, Inc.	TAO
Invesco China Small Cap ETF	NYSE Arca, Inc.	HAO
Invesco DWA Developed Markets Momentum ETF	The Nasdaq Stock Market	PIZ
Invesco DWA Emerging Markets Momentum ETF	The Nasdaq Stock Market	PIE
Invesco Emerging Markets Sovereign Debt ETF	NYSE Arca, Inc.	PCY
Invesco Frontier Markets ETF	NYSE Arca, Inc.	FRN
Invesco FTSE International Low Beta Equal Weight ETF	The Nasdaq Stock Market	IDLB
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc.	PXF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc.	PDN
Invesco FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc.	PXH
Invesco Global Clean Energy ETF	NYSE Arca, Inc.	PBD
Invesco Global Short Term High Yield Bond ETF	NYSE Arca, Inc.	PGHY
Invesco Global Water ETF	The Nasdaq Stock Market	PIO
Invesco International BuyBack Achievers™ ETF	The Nasdaq Stock Market	IPKW
Invesco International Corporate Bond ETF	NYSE Arca, Inc.	PICB
Invesco MSCI Emerging Markets Equal Country Weight ETF	NYSE Arca, Inc.	EWEM
Invesco MSCI Global Timber ETF	NYSE Arca, Inc.	CUT
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Cboe BZX Exchange, Inc.	PBTP
Invesco PureBetaSM FTSE Developed ex-North America ETF	Cboe BZX Exchange, Inc.	PBDM
Invesco PureBetaSM FTSE Emerging Markets ETF	Cboe BZX Exchange, Inc.	PBEE
Invesco S&P Emerging Markets Low Volatility ETF	NYSE Arca, Inc.	EELV
Invesco S&P Emerging Markets Momentum ETF	NYSE Arca, Inc.	EEMO
Invesco S&P Global Dividend Opportunities Index ETF	NYSE Arca, Inc.	LVL
Invesco S&P International Developed High Dividend Low Volatility ETF	Cboe BZX Exchange, Inc.	IDHD
Invesco S&P International Developed Low Volatility ETF	NYSE Arca, Inc.	IDLV
Invesco S&P International Developed Momentum ETF	NYSE Arca, Inc.	IDMO
Invesco S&P International Developed Quality ETF	NYSE Arca, Inc.	IDHQ

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 1-800-983-0903. The audited financial statements for each Fund contained in each Fund’s 2018 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Reports are incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 86 Funds. This SAI contains information for 27 of the Funds. Each Fund (except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International Corporate Bond ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF and Invesco S&P International Developed Quality ETF.

The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific underlying index (each, an “Underlying Index”). Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

Each Fund (except as indicated below) issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: Invesco Emerging Markets Sovereign Debt ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco PureBetaSM Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF. Invesco S&P Global Dividend Opportunities Index ETF issues and redeems Shares at NAV in aggregations of 80,000 Shares.

Each Fund generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash.

Shares of the following Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each such Fund is a “NYSE Arca-listed Fund”): Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Frontier Markets ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International Corporate Bond ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco MSCI Global Timber ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Global Opportunities Dividend Index ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF and Invesco S&P International Developed Quality ETF.

Shares of the following Funds are listed on The Nasdaq Stock Market (“Nasdaq”) (each such Fund is a “Nasdaq-listed Fund”): Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco Global Water ETF and Invesco International BuyBack Achievers™ ETF.

Shares of the following Funds are listed on Cboe BZX Exchange, Inc. (“Cboe”) (each such Fund is a “Cboe-listed Fund”): Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF and Invesco S&P International Developed High Dividend Low Volatility ETF.

Collectively, Cboe, Nasdaq and NYSE Arca are the “Exchanges” and each is an “Exchange.”

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

Each of Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF and Invesco S&P Global Dividend Opportunities Index ETF is successor to a corresponding predecessor fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) as a result of reorganizations that were consummated after the close of business on April 6, 2018 for each Fund except Invesco China Small Cap ETF, and after close of business on May 18, 2018 for Invesco China Small Cap ETF (each, a “Reorganization” and collectively, “the Reorganizations”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund; therefore, information presented prior to the Reorganizations is that of the Predecessor Fund.

EXCHANGE LISTING AND TRADING

Shares of each Cboe-listed Fund, NYSE Arca-listed Fund and each Nasdaq-listed Fund are listed for trading, and trade throughout the day, on their respective Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of its respective Exchange necessary to maintain the listing of its Shares. The applicable Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares (for each Cboe-listed Fund, there must be fewer than 50 beneficial owners for at least 30 consecutive trading days); (ii) the value of a Fund’s Underlying Index no longer is calculated or available; (iii) a Fund’s Underlying Index fails to meet certain continued listing standards of the Exchange; (iv) the “intraday indicative value” (“IIV”) of a Fund is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares from listing and trading upon termination of a Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated IIV for the Funds, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

For each Cboe-listed Fund and NYSE Arca-listed Fund:

Shares are not sponsored, endorsed, or promoted by the Exchange or its affiliates. The Exchange and its affiliates make no representation or warranty, express or implied, to the owners of the Shares and the Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange and its affiliates have no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

The Exchange and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the Shares, or any other person or entity. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

For the Nasdaq-listed Funds:

The Nasdaq-listed Funds are not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Nasdaq-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations’ only relationship to the Trust is as a calculation agent for the IIVs for the respective Nasdaq-listed Funds’ Shares. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (13) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3)  With respect to Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF and Invesco S&P International Developed Quality ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco Global Short Term High

Yield Bond ETF, Invesco International BuyBack Achievers™ ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco MSCI Global Timber ETF, Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5)  With respect to Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Short Term High Yield Bond ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF and Invesco S&P International Developed Quality ETF, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(6)  With respect to Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco International BuyBack Achievers™ ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco MSCI Global Timber ETF, Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(7)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(8)  With respect to each Fund except Invesco FTSE International Low Beta Equal Weight ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International BuyBack Achievers™ ETF, Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF and Invesco S&P International Developed High Dividend Low Volatility ETF, make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(9)  With respect to Invesco FTSE International Low Beta Equal Weight ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International BuyBack Achievers™ ETF, Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF and Invesco S&P International Developed High Dividend Low Volatility ETF,

make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 33 1/3% of the value of the Fund’s total assets.

(10)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(11)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(12)  With respect to Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Frontier Markets ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Short Term High Yield Bond ETF, Invesco Global Water ETF, Invesco International BuyBack AchieversTM ETF, Invesco International Corporate Bond ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco MSCI Global Timber ETF, Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco S&P International Developed Quality ETF and Invesco S&P International Developed High Dividend Low Volatility ETF, issue senior securities, except as permitted under the 1940 Act.

(13)  With respect to Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, issue senior securities.

Except for restrictions (5), (6), (8)(iii), (9)(iii), (12) and (13), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (5), (6), (8)(iii), (9)(iii), (12) and (13), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1)  Except for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  With respect to Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3)  Except for Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4)  With respect to Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(7)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each Fund (except for Invesco FTSE International Low Beta Equal Weight ETF, Invesco International BuyBack Achievers™ ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF) has adopted a non-fundamental policy to invest in securities suggested by the Fund’s name (each, an “80% investment policy”). Each Fund considers securities suggested by its name to be those securities that comprise its Underlying Index.

Each Fund will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. The 80% investment policy for each Fund is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index.

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International Corporate Bond ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF and Invesco PureBetaSM FTSE Emerging Markets ETF) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index.

Each of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International Corporate Bond ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF and Invesco PureBetaSM FTSE Emerging Markets ETF generally uses a “sampling” methodology to seek to achieve its respective investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

Bonds.  Certain Funds may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds. A Fund may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

Borrowing.  Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Under the 1940 Act, a registered investment company can borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests.

China Investment Risk.  The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect its public and private sector companies. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. As a result, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies. In addition, any reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

China A-Share Investment Risk.  The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Connect Program) are securities trading and clearing programs through which a fund can trade eligible listed China A-shares. Investing in A-shares through the Connect Program is subject to trading, clearance, settlement and other procedures, which could pose risks to a fund. Trading through the Connect Program is subject to the Daily Quota, which may restrict a fund’s ability to invest in A-shares through the Connect Program on a timely basis. The Connect Program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through the Connect Program may subject a fund to the risk of price fluctuations on days when the Chinese markets are open, but the Connect Program is not trading.

Common Stocks and Other Equity Securities.  For those Funds that invest in equity securities and common stocks, holders of such securities incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference, and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Funds’ investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Funds that issue and redeem Creation Units principally for cash, will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), as amended (the “Internal Revenue Code”).

Cybersecurity Risk.  The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Derivatives Risk.  Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of a Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a fund.

Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, such Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. These contracts are known as “non-deliverable forwards.”

The Funds generally will invest in forward foreign currency contracts that are not contractually required to “cash-settle” (i.e., are deliverable). The Funds will comply with guidelines established by the SEC and its staff with respect to “cover” requirements of forward foreign currency contracts. Generally, with respect to deliverable forward foreign currency contracts, a Fund will cover its open positions by setting aside liquid assets equal to the contracts’ full notional value.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, margin requirements, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments.

The cost to a Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Futures and Options.  Certain Funds may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Indexes, to facilitate trading or to reduce transaction costs. The Funds only will enter into futures contracts and options on futures contracts that are traded on an exchange. The Funds will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities they are committed to purchase. The Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAVs of the Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each of the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

High Yield Debt Securities.  High yield debt securities are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield debt security and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid Securities.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Lending Portfolio Securities.  From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international funds) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market.

Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or Invesco will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Money Market Instruments.  Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Other Investment Companies.  The Funds may invest in shares of other investment companies, which may include closed-end funds and exchange-traded funds. The investment companies in which a Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent a Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry. A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising an index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Each Fund may invest in the securities of other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(2)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Funds) may individually or collectively exert a controlling influence over the acquired investment company. Each Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Funds in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

Political and Economic Risks of Investing in China.  The value of a Fund’s assets may be adversely affected by political and economic factors, inadequate investor protection and changes in Chinese laws or regulations. In addition, the Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect a fund, market conditions, and prices and yields of securities of the fund.

Ratings.  An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Real Estate Investment Trusts (“REITs”).  Certain Funds may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements.  Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for a Fund will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser from having to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund under Rule 4.5 which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each of the Funds currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI. Each Fund therefore is not subject to CFTC registration or regulation as a commodity pool.

The terms of the CPO exclusion require each Fund claiming such exemption among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Prospectus.

While not anticipated, should a Fund invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, such Fund may be subject to regulation under the CEA and CFTC Rules as a commodity pool. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Reverse Repurchase Agreements.  Certain Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds would utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Funds’ Underlying Indexes. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes of the Funds.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Rule 144A Securities Risk.  A Fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded. As such Rule 144A securities may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to a Fund.

Russian Securities Risk.  The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by a Fund. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of a Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact a Fund.

Structured Notes.  A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Funds may lose money if the issuer of the note defaults, as the Funds may not be able to readily close out its investment in such notes without incurring losses.

Swap Agreements.  Certain Funds may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the respective Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Funds, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for a Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event that a Fund uses swap agreements, it will earmark or segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

U.S. Government Obligations.  Certain Funds may invest in short-term U.S. Government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are support only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

U.S. Registered Securities of Foreign Issuers.  Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund’s holdings. Each Fund listed in the table below experienced significant variation in its portfolio turnover rate during the two most recently completed fiscal years/periods for the reasons set forth below.

Fund	2017	2018	2018
Invesco Frontier Markets ETF (6)	74% (1)	98% (2)	21% (3)

Invesco MSCI Emerging Markets Equal Country Weight ETF (7)	23% (4)		51% (5)

Invesco S&P Emerging Markets Low Volatility ETF (8)	81% (4)		125% (5)

Invesco S&P Global Dividend Opportunities Index ETF (8)	107% (1)	66% (2)	64% (3)

(1)	For the fiscal year ended May 31, 2017.
(2)	For the fiscal year ended May 31, 2018.

(3)	For the five months ended October 31, 2018.
(4)	For the fiscal year ended October 31, 2017.
(5)	For the fiscal year ended October 31, 2018.
(6)	Experienced significant variation in portfolio turnover during the two most recently completed fiscal years due to a change in the Fund’s fiscal year.
(7)	Experienced significant variation in portfolio turnover during the two most recently completed fiscal years due to a change in the Fund’s sampling methodology.
(8)	Experienced significant variation in portfolio turnover during the two most recently completed fiscal years due to the application of the Fund’s Underlying Index methodology.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q (or any successor Form). The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q (or any successor Forms) and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q (or any successor Forms) and Forms N-CSR will be available without charge, upon request, by calling 1-800-983-0903 or by writing to Invesco Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via www.invesco.com/capitalmarkets and the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has seven Trustees. Six Trustees are not “interested,” as that term is defined under the 1940 Act and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	231	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2018); formerly President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), Invesco Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Director and Chairman, Invesco Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC, 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), the Invesco Funds; formerly, Assistant Treasurer, Invesco Capital Management LLC (2013-2018); Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, (2012-2018); Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Vice President, the Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Sheri Morris—1964 Invesco Capital Management LLC, 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer (2016-Present) and Treasurer (2008-Present), The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC ; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd./Invesco Trimark Ltée) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd./Invesco Trimark Ltée) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2018, is shown below.

Name of Trustee	Dollar Range of Equity Securities in Invesco China Real Estate ETF	Dollar Range of Equity Securities in Invesco China Small Cap ETF	Dollar Range of Equity Securities in Invesco DWA Developed Markets Momentum ETF	Dollar Range of Equity Securities in Invesco DWA Emerging Markets Momentum ETF	Dollar Range of Equity Securities in Invesco Emerging Markets Sovereign Debt ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	$10,001-$50,000

Yung Bong Lim	None	None	None	None	Over $100,000

Gary R. Wicker	None	None	None	$10,001-$50,000	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco Frontier Markets ETF	Dollar Range of Equity Securities in Invesco FTSE International Low Beta Equal Weight ETF	Dollar Range of Equity Securities in Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Dollar Range of Equity Securities in Invesco FTSE RAFI Developed Markets ex-U.S. Small- Mid ETF	Dollar Range of Equity Securities in Invesco FTSE RAFI Emerging Markets ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	$50,001-$100,000	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	over $100,000

Gary R. Wicker	None	None	$10,001-$50,000	None	None

Donald H. Wilson	None	None	Over $100,000	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco Global Clean Energy ETF	Dollar Range of Equity Securities in Invesco Global Short Term High Yield Bond ETF	Dollar Range of Equity Securities in Invesco Global Water ETF	Dollar Range of Equity Securities in Invesco International BuyBack Achievers™ ETF	Dollar Range of Equity Securities in Invesco International Corporate Bond ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	over $100,000	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	$1-$10,000	$10,001-$50,000	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco MSCI Emerging Markets Equal Country Weight ETF	Dollar Range of Equity Securities in Invesco MSCI Global Timber ETF	Dollar Range of Equity Securities in Invesco PureBetaSM 0-5 Yr US TIPS ETF	Dollar Range of Equity Securities in Invesco PureBetaSM FTSE Developed ex-North America ETF	Dollar Range of Equity Securities in Invesco PureBetaSM FTSE Emerging Markets ETF
Independent Trustees

Ronn R. Bagge	None	$1-$10,000	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P Emerging Markets Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P Emerging Markets Momentum ETF	Dollar Range of Equity Securities in Invesco S&P Global Dividend Opportunities Index ETF	Dollar Range of Equity Securities in Invesco S&P International Developed High Dividend Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P International Developed Low Volatility ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	$10,001-$50,000	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P International Developed Momentum ETF	Dollar Range of Equity Securities in Invesco S&P International Developed Quality ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees

Ronn R. Bagge	None	None	over $100,000

Todd J. Barre	None	None	over $100,000

Marc M. Kole	None	$50,001-$100,000	over $100,000

Yung Bong Lim	None	None	over $100,000

Gary R. Wicker	None	None	over $100,000

Donald H. Wilson	None	None	over $100,000

Interested Trustee

Kevin M. Carome	None	None	over $100,000

The dollar range of Shares for Mr. Lim includes Shares of certain funds in which Mr. Lim is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2018, as to each Independent Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the Trust’s fiscal year ended October 31, 2018, the Board held nine meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2018, the Audit Committee held eight meetings.

Messrs. Bagge, Barre, and Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to its underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2018, the Investment Oversight Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2018, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as vice chair of the Board (the “Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund family overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight.  Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006 and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He has been the Senior Director of Finance of By the Hand Club for Kids since 2015. Previously, he was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare (2005), Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1994-1996). The Board has determined that Mr. Wicker is an

“audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. He has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since 2010. Previously, he was President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). He was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Effective January 1, 2019, for his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $320,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $120,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $35,000 per year and the chairs of the Investment Oversight Committee, and the Nominating and Governance Committee each receive an additional fee of $20,000 per year, all allocated in the same manner as the Retainer. Prior to January 1, 2019, the Retainer was $290,000, the additional fee for the Independent Chair was $100,000, the additional fee for the Audit Committee Chair was $28,000 and the additional fee for the chairs of the Investment Oversight Committee and the Nominating and Governance Committee was $17,000 per year. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2018.

Name of Trustee	Aggregate Compensation From Funds (3)	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Independent Trustees

Ronn R. Bagge	$26,105	N/A	$307,000

Todd J. Barre	$24,660	N/A	$290,000

Marc M. Kole	$27,041	N/A	$318,000

Yung Bong Lim	$26,105	N/A	$307,000

Gary R. Wicker	$24,660	N/A	$290,000

Donald H. Wilson	$33,164	N/A	$390,000

Unaffiliated Trustee (4)

Philip M. Nussbaum (2)	$22,838	N/A	$265,833

Interested Trustee

Kevin M. Carome	N/A	N/A	N/A

(1)

The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family for the twelve months ended October 31, 2018, before deferral by the Trustees under the DC Plan. During the twelve months ended October 31, 2018, Mr. Lim deferred 100% of his compensation, which amounts are reflected in the above table.

(2)

The Adviser paid Mr. Nussbaum $22,838 on behalf of the Funds and $265,833 on behalf of the Fund Complex for the twelve months ended October 31, 2018. Mr. Nussbaum resigned from the Board effective September 19, 2018.

(3)	The Predecessor Funds did not pay any Trustee compensation. The amounts shown reflect the payment of Trustee compensation by the Funds since the closing of the Reorganizations.
(4)

The Unaffiliated Trustee is an officer of a company that engaged in securities transactions with clients advised by a sub-adviser to one or more funds in the Fund Family, which clients do not include any of the Funds, but was not an affiliated person of the Adviser.

Portfolio Holdings.  As of December 31, 2018, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons.  The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of January 31, 2019.

INVESCO CHINA REAL ESTATE ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.92%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	19.46%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.20%

Interactive Brokers Group Inc. 209 S. LaSalle Street Chicago, IL 60604	8.32%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	5.86%

INVESCO CHINA SMALL CAP ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.29%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.15%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.76%

GMP Securities LLC 530 5th Avenue, 15th Floor New York, NY 10036	6.30%

INVESCO DWA DEVELOPED MARKETS MOMENTUM ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.48%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	14.35%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	11.32%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	8.53%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.29%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.16%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.54%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	5.54%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	5.40%

INVESCO DWA EMERGING MARKETS MOMENTUM ETF

Name & Address	% Owned
Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	15.84%

INVESCO DWA EMERGING MARKETS MOMENTUM ETF (continued)

Name & Address	% Owned

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.34%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.12%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	10.01%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.51%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.24%

INVESCO EMERGING MARKETS SOVEREIGN DEBT ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	31.44%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	21.06%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.48%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.17%

INVESCO FRONTIER MARKETS ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.21%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.70%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	8.85%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.61%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.49%

INVESCO FRONTIER MARKETS ETF (continued)

Name & Address	% Owned

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	7.45%

Bank of New York 225 Liberty Street New York, NY 10286	5.25%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	5.21%

INVESCO FTSE INTERNATIONAL LOW BETA EQUAL WEIGHT ETF

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	90.71%

INVESCO FTSE RAFI DEVELOPED MARKETS EX-U.S. ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	33.66%

The Bank of New York Mellon One Wall Street New York, NY 10286	17.63%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	14.28%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.36%

Merrill Lynch, Pierce, Fenner & Smith Inc. 3455 Peachtree Rd. Atlanta, GA 30326	5.89%

INVESCO FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	57.41%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.83%

The Bank of New York Mellon One Wall Street New York, NY 10286	5.04%

INVESCO FTSE RAFI EMERGING MARKETS ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.02%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.30%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.70%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	9.59%

The Bank of New York Mellon One Wall Street New York, NY 10286	6.82%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.44%

INVESCO GLOBAL CLEAN ENERGY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.32%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.57%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.05%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10281	5.96%

INVESCO GLOBAL SHORT TERM HIGH YIELD BOND ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.67%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.71%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.61%

Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	5.37%

Bank of New York 225 Liberty Street New York, NY 10286	5.13%

INVESCO GLOBAL WATER ETF

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.15%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.17%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.33%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	9.23%

Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	7.76%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	5.77%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.27%

INVESCO INTERNATIONAL BUYBACK ACHIEVERS™ ETF

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.79%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.55%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.11%

LPL Financial Corporation One Beacon Street Boston, MA 02108	8.16%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.12%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.32%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	7.31%

Ameriprise Enterprise Investment Services Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	6.85%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.35%

INVESCO INTERNATIONAL CORPORATE BOND ETF

Name & Address	% Owned
Northern Trust Corp 50 S LaSalle Street Chicago, IL 60603	28.61%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.05%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.30%

Bank of New York 225 Liberty Street New York, NY 10286	8.21%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.76%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.65%

INVESCO MSCI EMERGING MARKETS EQUAL COUNTRY WEIGHT ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	44.54%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	19.67%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.67%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.83%

INVESCO MSCI GLOBAL TIMBER ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.26%

Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263	15.07%

Oppenheimer 85 Broad Street New York, NY 10004	10.09%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.48%

INVESCO MSCI GLOBAL TIMBER ETF (continued)

Name & Address	% Owned

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.08%

Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	7.10%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.41%

INVESCO PUREBETASM 0-5 YR US TIPS ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	66.55%

Bank of New York 225 Liberty Street New York, NY 10019	19.06%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.53%

INVESCO PUREBETASM FTSE DEVELOPED EX-NORTH AMERICA ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	45.24%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	32.33%

Merrill 4 World Financial Center 250 Vesey Street New York, N Y 10080	7.00%

E-Trade Clearing LLC 1271 Avenue of the Americas New York, NY 10020	6.89%

INVESCO PUREBETASM FTSE EMERGING MARKETS ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	83.01%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.11%

INVESCO S&P EMERGING MARKETS LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	33.47%

The Bank of New York Mellon One Wall Street New York, NY 10286	23.64%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.41%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.50%

INVESCO S&P EMERGING MARKETS MOMENTUM ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	20.46%

Merrill 4 World Financial Center 250 Vesey Street New York, N Y 10080	16.48%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.49%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.90%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.57%

INVESCO S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.67%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.41%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.94%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.46%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	7.23%

INVESCO S&P INTERNATIONAL DEVELOPED HIGH DIVIDEND LOW VOLATILITY ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	27.32%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	20.87%

Credit Suisse Securities 5 World Trade Center, 7th Floor New York, NY 10048	14.29%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.87%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.08%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	5.27%

INVESCO S&P INTERNATIONAL DEVELOPED LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	36.29%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.93%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	7.17%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	6.82%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.82%

Ameriprise Enterprise Investment Services Inc./Beta/133 55 Ameriprise Financial Center Minneapolis, MN 55474	5.62%

INVESCO S&P INTERNATIONAL DEVELOPED MOMENTUM ETF

Name & Address	% Owned
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	32.62%

INVESCO S&P INTERNATIONAL DEVELOPED MOMENTUM ETF (continued)

Name & Address	% Owned

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	16.42%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	15.50%

Goldman, Sachs & Co. 200 West St. New York, NY 10282	7.35%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.96%

INVESCO S&P INTERNATIONAL DEVELOPED QUALITY ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	25.74%%

BB&T Securities, LLC 901 East Byrd Street, Riverfront Plaza Richmond, VA 23219	12.19%

Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263	11.91%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	11.11%

Merrill Lynch, Pierce, Fenner & Smith Inc. 4 Corporate Place Piscataway, NJ 08854	6.31%

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers.  The Adviser uses teams of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Philip Fang, Michael Jeanette, Gary Jones, Jeffrey W. Kernagis, Richard Ose and Tony Seisser.

As of October 31, 2018, Mr. Hubbard managed 224 registered investment companies with approximately $109.4 billion in assets, 93 other pooled investment vehicles with approximately $94.2 billion in assets and no other accounts.

As of October 31, 2018, Mr. Fang managed 19 registered investment companies with approximately $23.2 billion in assets, 9 other pooled investment vehicles with approximately $501 million in assets and no other accounts.

As of October 31, 2018, Mr. Jeanette managed 172 registered investment companies with approximately $72.6 billion in assets, 21 other pooled investment vehicles with approximately $70.4 billion in assets and no other accounts.

As of October 31, 2018, Mr. Jones managed 24 registered investment companies with approximately $23.3 billion in assets, 9 other pooled investment vehicles with approximately $501 million in assets and no other accounts.

As of October 31, 2018, Mr. Kernagis managed 56 registered investment companies with approximately $35.8 billion in assets, 53 other pooled investment vehicles with approximately $3.7 billion in assets and no other accounts.

As of October 31, 2018, Mr. Ose managed 28 registered investment companies with approximately $23.5 billion in assets, 53 other pooled investment vehicles with approximately $3.7 billion in assets and no other accounts.

As of October 31, 2018, Mr. Seisser managed 168 registered investment companies with approximately $72.6 billion in assets, 21 other pooled investment vehicles with approximately $59.8 billion in assets and no other accounts.

To the extent that any of the registered investment companies, other pooled investment vehicles or other accounts pay advisory fees that are based on performance (“performance-based fees”), information on those accounts is specifically broken out.

Because the portfolio managers of the Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent that the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Description of Compensation Structure.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Portfolio Holdings.  As of October 31, 2018, Messrs. Hubbard, Jeanette, Jones, Ose and Seisser did not own any securities of the Funds.

As of October 31, 2018, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $100,001 to $500,000. The portfolio holdings of Mr. Fang, as of October 31, 2018, in the Funds in which he owns Shares are shown below.

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000

Invesco S&P International Developed Low Volatility ETF		X

Invesco International BuyBack Achievers™ ETF		X

Invesco S&P Emerging Markets Momentum ETF		X

Invesco S&P International Developed High Dividend Low Volatility ETF		X

Invesco S&P International Developed Quality ETF		X

As of October 31, 2018, the dollar range of securities beneficially owned by Mr. Kernagis in the Funds was $100,001 to $500,000. The portfolio holdings of Mr. Kernagis, as of October 31, 2018, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Invesco Emerging Markets Sovereign Debt ETF		X

Invesco FTSE RAFI Emerging Markets ETF		X

Invesco International BuyBack Achievers™ ETF		X

Invesco International Corporate Bond ETF		X

Investment Advisory Agreement.  Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, each Fund has agreed to pay the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
Invesco China Real Estate ETF	0.50%

Invesco China Small Cap ETF	0.55%

Invesco DWA Developed Markets Momentum ETF	0.80%

Invesco DWA Emerging Markets Momentum ETF	0.90%

Invesco Emerging Markets Sovereign Debt ETF	0.50%

Invesco Frontier Markets ETF	0.50%

Invesco FTSE International Low Beta Equal Weight ETF	0.45%

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.45%

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%

Invesco FTSE RAFI Emerging Markets ETF	0.49%

Invesco Global Clean Energy ETF	0.75%

Invesco Global Short Term High Yield Bond ETF	0.35%

Invesco Global Water ETF	0.75%

Invesco International BuyBack Achievers™ ETF	0.55%

Invesco International Corporate Bond ETF	0.50%

Fund	Advisory Fee
Invesco MSCI Emerging Markets Equal Country Weight ETF	0.70%

Invesco MSCI Global Timber ETF	0.50%

Invesco PureBetaSM 0-5 Yr US TIPS ETF	0.07%

Invesco PureBetaSM FTSE Developed ex-North America ETF	0.07%

Invesco PureBetaSM FTSE Emerging Markets ETF	0.14%

Invesco S&P Emerging Markets Low Volatility ETF	0.45% (1)

Invesco S&P Emerging Markets Momentum ETF	0.45% (1)

Invesco S&P Global Dividend Opportunities Index ETF	0.50%

Invesco S&P International Developed High Dividend Low Volatility ETF	0.30%

Invesco S&P International Developed Low Volatility ETF	0.35% (2)

Invesco S&P International Developed Momentum ETF	0.35% (2)

Invesco S&P International Developed Quality ETF	0.29%

(1)	The Adviser has agreed to waive 0.16% of the Fund’s unitary management fee through February 28, 2020 and the Adviser cannot discontinue the agreement prior to its expiration.
(2)	The Adviser has agreed to waive 0.10% of the Fund’s unitary management fee through February 28, 2020 and the Adviser cannot discontinue the agreement prior to its expiration.

The Advisory Fee paid by each Fund (except Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF) to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses, if any, and other extraordinary expenses.

Each of Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF is responsible for all of its own expenses, including the Advisory Fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its Underlying Index, as applicable, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

The Trust and the Adviser have entered into an Excess Expense Agreement (the “Expense Agreement”) on behalf of each Fund listed below pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each such Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding the percentage of its average daily net assets per year as set forth in the chart below (each, an “Expense Cap”) through December 31, 2020.

Fund	Expense Cap (1)
Invesco China Real Estate ETF	0.65%

Invesco China Small Cap ETF	0.70%

Invesco Frontier Markets ETF	0.65%

Invesco MSCI Global Timber ETF	0.55%

Invesco S&P Global Dividend Opportunities Index ETF	0.60%

(1)

The Adviser further agrees to reimburse a Fund in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) to exceed the amount shown below through December 31, 2020:

Fund	Operating Expenses
Invesco China Real Estate ETF	0.70%

Invesco China Small Cap ETF	0.75%

Invesco Frontier Markets ETF	0.70%

Invesco MSCI Global Timber ETF	0.55%

Invesco S&P Global Dividend Opportunities Index ETF	0.64%

The Expense Agreement provides that for each Fund listed above, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date that the fees were waived or the expenses were incurred, but no recapture payment will be made by a Fund if it would result in the Fund exceeding (i) its Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For Invesco MSCI Emerging Markets Equal Country Weight ETF, the Adviser has agreed to waive a portion of its Advisory Fee to the extent necessary to prevent the Fund’s operating expenses (including Acquired Fund Fees and Expenses, but excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, and extraordinary expenses) from exceeding the Advisory Fee through at least April 6, 2020.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has agreed to waive the management fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds through August 31, 2020. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for each Fund are shown below for the fiscal years ended October 31, 2018, 2017 and 2016.

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	2018	2017	2016	2018	2017	2016	Date of Commencement of Investment Operations

Invesco DWA Developed Markets Momentum ETF	$1,976,606	$1,457,039	$1,729,777	$(189)	$(193)	$(122)	12/27/2007

Invesco DWA Emerging Markets Momentum ETF	$2,343,862	$1,533,395	$1,519,504	$(786)	$(486)	$(522)	12/27/2007

Invesco Emerging Markets Sovereign Debt ETF	$22,955,325	$21,597,857	$15,807,548	$(32,326)	$(32,622)	$(31,730)	10/11/2007

Invesco FTSE International Low Beta Equal Weight ETF	$559,851	$663,380	$544,675	$(202)	$(181)	$(131)	11/04/2015

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	$5,646,833	$4,901,240	$3,493,542	$(1,494)	$(1,132)	$(768)	06/25/2007

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	$1,167,119	$887,692	$745,377	$(437)	$(228)	$(204)	09/27/2007

Invesco FTSE RAFI Emerging Markets ETF	$5,234,900	$3,941,839	$1,958,364	$(72,429)	$(64,506)	$(37,670)	09/27/2007

Invesco Global Clean Energy ETF	$425,784	$410,911	$446,407	$(78)	$(13)	$(5)	06/13/2007

Invesco Global Short Term High Yield Bond ETF	$810,996	$547,742	$144,346	$(6,249)	$(6,504)	$(1,757)	06/17/2013

Invesco Global Water ETF	$1,400,044	$1,410,564	$1,529,364	$(47)	$(30)	$(71)	06/13/2007

Invesco International BuyBack Achievers™ ETF	$1,586,024	$741,622	$406,208	$(614)	$(209)	$(194)	02/24/2014

Invesco International Corporate Bond ETF	$737,540	$856,653	$874,320	$(433)	$(558)	$(605)	06/01/2010

Invesco MSCI Emerging Markets Equal Country Weight ETF(1)	$94,157	$89,371	$76,140	$(7,225)	N/A	N/A	12/03/2010

Invesco PureBetaSM 0-5 Yr US TIPS ETF	$1,733	$191	N/A	$(13)	N/A	N/A	9/19/2017

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended*
Fund	2018	2017	2016	2018	2017	2016	Date of Commencement of Investment Operations

Invesco PureBetaSM FTSE Developed ex-North America ETF	$1,776	$191	N/A	$(4)	N/A	N/A	9/19/2017

Invesco PureBetaSM FTSE Emerging Markets ETF	$3,519	$382	N/A	$(681)	$(3)	N/A	9/19/2017

Invesco S&P Emerging Markets Low Volatility ETF	$2,019,164	$1,153,486	$848,555	$(719,775)	$(410,442)	$(302,181)	01/11/2012

Invesco S&P Emerging Markets Momentum ETF	$919,530	$743,822	$6,776	$(361,239)	$(297,822)	$(2,572)	02/22/2012

Invesco S&P International Developed High Dividend Low Volatility ETF	$15,558	$9,302	N/A	$(11)	$(18)	N/A	11/29/2016

Invesco S&P International Developed Low Volatility ETF	$2,044,332	$1,761,747	$974,715	$(585,068)	$(504,812)	$(278,742)	01/11/2012

Invesco S&P International Developed Momentum ETF	$9,730	$9,402	$12,541	$(2,783)	$(2,693)	$(3,614)	02/22/2012

Invesco S&P International Developed Quality ETF	$99,725	$72,493	$96,757	$(29)	$(18)	$(38)	06/13/2007

*	Includes unitary fee waivers and waiver of fees equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds, as applicable.
(1)

Prior to the Reorganization, the Predecessor Fund was managed by Guggenheim Funds Investment Advisors and the aggregate amount of the Advisory Fees shown for periods prior to the Reorganization were paid by the Predecessor Fund to Guggenheim Funds Investment Advisors (before giving effect to any amounts reimbursed by Guggenheim Funds Investment Advisors) and the aggregate amount of expenses reimbursed prior to the Reorganization were by Guggenheim Funds Investment Advisors.

For Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF, effective October 31, 2018, the Funds changed their fiscal year from May 31 to October 31. The aggregate amount of the Advisory Fees paid by each such Fund to the Adviser and the Advisory Fees waived by the Adviser for each such Fund are shown below for the fiscal years ended May 31, 2018, 2017 and 2016 and for the fiscal period June 1, 2018 through October 31, 2018.

	Advisory Fees Paid for the Fiscal Year Ended*				Advisory Fees Waived for the Fiscal Year Ended*
Fund	June 1, 2018 to October 31, 2018	2018	2017	2016	June 1, 2018 to October 31, 2018	2018	2017	2016	Date of Commencement of Investment Operations

Invesco China Real Estate ETF (1)	$122,881	$343,090	$196,157	$92,812	$(34,752)	$(74,314)	$(95,385)	$(82,928)	12/18/2007

Invesco China Small Cap ETF (1)	$180,979	$452,823	$520,891	$829,361	$(73,166)	$(59,308)	$(69,938)	$(182,108)	1/30/2008

Invesco Frontier Markets ETF (1)	$123,624	$352,676	$227,585	$219,121	$(31,088)	$(317,200)	$(206,705)	$(253,547)	6/12/2008

Invesco MSCI Global Timber ETF (1)	$448,728	$1,085,835	$872,180	$898,439	$(76,726)	$(255,325)	$(229,118)	$(268,695)	11/9/2007

Invesco S&P Global Dividend Opportunities Index ETF (1)	$72,683	$269,974	$281,569	$286,896	$(39,935)	$(70,315)	$(44,551)	$(76,939)	6/25/2007

(1)

Prior to the Reorganization, the Predecessor Fund was managed by Guggenheim Funds Investment Advisors and the aggregate amount of the Advisory Fees shown for periods prior to the Reorganization were paid by the Predecessor Fund to Guggenheim Funds Investment Advisors (before giving effect to any amounts reimbursed by Guggenheim Funds Investment Advisors) and the aggregate amount of expenses reimbursed prior to the Reorganization were by Guggenheim Funds Investment Advisors.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Payments to Financial Intermediaries.  The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Funds, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Funds via online platforms.

Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to Intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

As of the date of this SAI, as amended or supplemented from time to time, the Intermediaries receiving such payments include Charles Schwab & Co., Inc., E*TRADE Savings Bank, Morgan Stanley Smith Barney LLC, Pershing LLC, Premier Issuer Program offered by CLS Investments, LLC, Raymond James Financial Services, Inc., TD Ameritrade Exchange-Traded Fund Market Center Program and Trust Company of America.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.

Administrator.  BNYM serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, New York 10286.

BNYM serves as administrator for the Funds pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board .

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Effective October 31, 2018, each of the Funds listed below changed its fiscal year end from May 31 to October 31. The aggregate amount of the administrative fees paid by each Fund to BNYM pursuant to the Administrative Services Agreement during each Fund’s fiscal years ended May 31, 2018, 2017 and 2016 and the fiscal period June 1, 2018 through October 31, 2018 are set forth in the chart below. With respect to the Predecessor Funds, any administrative fees paid prior to the Reorganizations were paid by the Predecessor Funds.

Fund	June 1, 2018 to October 31, 2018	May 31, 2018	May 31, 2017	May 31, 2016

Invesco China Real Estate ETF	$15,627	$15,541	$10,788	$5,105

Invesco China Small Cap ETF	$15,940	$24,912	$26,044	$40,609

Invesco Frontier Markets ETF	$15,915	$16,076	$12,517	$12,052

Invesco MSCI Global Timber ETF	$20,000	$49,340	$47,970	$49,339

Invesco S&P Global Dividend Opportunities Index ETF	$15,627	$13,301	$15,486	$15,799

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor.  Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangements.  The Funds may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establish the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to the Funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program. Prior to December 3, 2018, Brown Brothers Harriman & Co. and Citibank N.A. served as securities lending agents for certain Funds participating in the Program. Prior to the Reorganization, the Predecessor Funds participated in a securities lending program, for which an unaffiliated third-party served as securities lending agent.

Each securities lending agent provides the following services for the Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions provided by the Funds; (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) monitoring daily the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms; (v) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (vi) recordkeeping and account servicing; (vii) monitoring dividend/distribution activity and material proxy votes relating to loaned securities; and (viii) arranging for return of loaned securities to the Funds at loan termination.

For the fiscal year ended October 31, 2018, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds (in dollars) to a securities lending agent pursuant to a securities lending agreement were as follows:

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities

Invesco China Real Estate ETF	$35,179	$5,798	$0.00	$0.00	$0.00	$(3,475)	$0.00	$2,323	$32,856

Invesco China Small Cap ETF	$31,370	$10,243	$0.00	$0.00	$0.00	$(42,439)	$0.00	$(32,196)	$63,566

Invesco DWA Developed Markets Momentum ETF	$42,174	$2,710	$0.00	$0.00	$0.00	$15,078	$0.00	$17,788	$24,386

Invesco DWA Emerging Markets Momentum ETF	$34,765	$3,240	$0.00	$0.00	$0.00	$2,370	$0.00	$5,610	$29,155

Invesco Emerging Markets Sovereign Debt ETF	$447,868	$23,616	$0.00	$0.00	$0.00	$211,704	$0.00	$235,320	$212,548

Invesco Frontier Markets ETF	$2,776	$1,538	$0.00	$0.00	$0.00	$(7,486)	$0.00	$(5,948)	$8,724

Invesco FTSE International Low Beta Equal Weight ETF	$39,854	$3,466	$0.00	$0.00	$0.00	$5,194	$0.00	$8,660	$31,194

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	$745,098	$57,974	$0.00	$0.00	$0.00	$185,197	$0.00	$243,171	$521,770

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	$104,566	$10,457	$0.00	$0.00	$0.00	$0.00	$0.00	$10,457	$94,109

Invesco FTSE RAFI Emerging Markets ETF	$14,731	$321	$0.00	$0.00	$0.00	$11,519	$0.00	$11,840	$2,891

	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities

Invesco Global Clean Energy ETF	$460,025	$43,173	$0.00	$0.00	$0.00	$28,295	$0.00	$71,468	$388,557

Invesco Global Water ETF	$46,152	$4,615	$0.00	$0.00	$0.00	$0.00	$0.00	$4,615	$41,537

Invesco International BuyBack AchieversTM ETF	$99,307	$9,930	$0.00	$0.00	$0.00	$0.00	$0.00	$9,930	$89,377

Invesco MSCI Emerging Markets Equal Country Weight ETF	$2,877	$861	$0.00	$0.00	$0.00	$(2,884)	$0.00	$(2,023)	$4,900

Invesco MSCI Global Timber ETF	$32,220	$4,092	$0.00	$0.00	$0.00	$1,423	0.00	$5,515	$26,705

Invesco S&P Emerging Markets Low Volatility ETF	$5,495	$146	$0.00	$0.00	$0.00	$4,039	$0.00	$4,185	$1,310

Invesco S&P Global Dividend Opportunities Index ETF	$2,923	$347	$0.00	$0.00	$0.00	$606	$0.00	$953	$1,970

Invesco S&P International Developed Low Volatility ETF	$411,907	$29,035	$0.00	$0.00	$0.00	$131,029	$0.00	$160,064	$261,317

Aggregations.   The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations—All Funds” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers.   No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
Invesco China Real Estate ETF	AlphaShares China Real Estate Index

Invesco China Small Cap ETF	AlphaShares China Small Cap Index

Invesco DWA Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index

Invesco DWA Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index

Invesco Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index

Invesco Frontier Market ETF	BNY Mellon New Frontier Index

Invesco FTSE International Low Beta Equal Weight ETF	FTSE Developed ex-U.S. Low Beta Equal Weight Index

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFITM Developed ex-U.S. 1000 Index

Fund	Underlying Index
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFITM Developed ex-U.S. Mid-Small 1500 Index

Invesco FTSE RAFI Emerging Markets ETF	FTSE RAFITM Emerging Index

Invesco Global Clean Energy ETF	WilderHill New Energy Global Innovation Index

Invesco Global Short Term High Yield Bond ETF	DB Global Short Maturity High Yield Bond Index

Invesco Global Water ETF	Nasdaq OMX Global Water IndexSM

Invesco International BuyBack Achievers™ ETF	Nasdaq International BuyBack Achievers™ Index

Invesco International Corporate Bond ETF	S&P International Corporate Bond Index®*

Invesco MSCI Emerging Markets Equal Country Weight ETF	MSCI Emerging Markets Equal Country Weighted Index

Invesco MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index

Invesco PureBetaSM 0-5 Yr US TIPS ETF	ICE BofAML 0-5 Year US Inflation-Linked Treasury Index

Invesco PureBetaSM FTSE Developed ex-North America ETF	FTSE Developed ex North America Index

Invesco PureBetaSM FTSE Emerging Markets ETF	FTSE Emerging Index

Invesco S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility Index*

Invesco S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap Index*

Invesco S&P Global Dividend Opportunities Index ETF	S&P Global Dividend Opportunities Index

Invesco S&P International Developed High Dividend Low Volatility ETF	S&P EPAC Ex-Korea Low Volatility High Dividend Index*

Invesco S&P International Developed Low Volatility ETF	S&P BMI International Developed Low Volatility Index*

Invesco S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap*

Invesco S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index*

*

S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the Fund’s Underlying Index. Standard & Poor’s® and S&P® are registered trademarks of S&P DJI and have been licensed for use by the Adviser.

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by each Fund during the fiscal years ended 2016, 2017 and 2018 are set forth in the chart below. Effective October 31, 2018, Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF changed their fiscal year end from May 31 to October 31 and therefore, information is presented for the prior fiscal years ended May 31, 2016, 2017 and 2018 and for the fiscal period June 1, 2018 through October 31, 2018. With respect to the Predecessor Funds, any commissions paid prior to the Reorganizations were paid by the Predecessor Fund.

Affiliated Transactions.  The Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

Brokerage commissions on affiliated transactions paid by each Fund during the fiscal years ended 2016, 2017, and 2018 are set forth in the chart below. Effective October 31, 2018, Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF and Invesco S&P Global Dividend Opportunities Index ETF changed their fiscal year end from May 31 to October 31 and therefore, information is presented for the prior fiscal years ended May 31, 2016, 2017 and 2018 and for the fiscal period June 1, 2018 through October 31, 2018. The percentage of each Fund’s aggregate brokerage commissions paid to the affiliated broker and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through the affiliated broker for the last fiscal year are also set forth in the chart below.

Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2018	2017	2016	2018	2017	2016	2018	2018
Invesco DWA Developed Markets Momentum ETF	12/27/2007	$141,226	$108,685	$168,182	$0	$0	$0	0.00%	0.00%
Invesco DWA Emerging Markets Momentum ETF	12/27/2007	$542,486	$411,101	$397,665	$3	$0	$0	0.00%	0.00%
Invesco Emerging Markets Sovereign Debt ETF	10/11/2007	$0	$0	$ 0	$0	$0	$0	0.00%	0.00%
Invesco FTSE International Low Beta Equal Weight ETF	11/04/2015	$46,705	$46,155	$56,611	$0	$0	$0	0.00%	0.00%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	06/25/2007	$94,452	$98,280	$ 87,602	$0	$0	$0	0.00%	0.00%
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	09/27/2007	$50,958	$32,867	$ 37,735	$0	$0	$0	0.00%	0.00%
Invesco FTSE RAFI Emerging Markets ETF	09/27/2007	$284,530	$302,480	$147,918	$203	$0	$0	0.07%	0.09%
Invesco Global Clean Energy ETF	06/13/2007	$26,257	$23,827	$40,898	$68	$207	$0	0.26%	0.32%
Invesco Global Short Term High Yield Bond ETF	06/17/2013	$3	$88	$38	$0	$0	$0	0.00%	0.00%
Invesco Global Water ETF	06/13/2007	$35,504	$34,230	$ 83,315	$0	$0	$0	0.00%	0.00%

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to AffiliatedBrokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2018	2017	2016	2018	2017	2016	2018	2018
Invesco International BuyBack Achievers™ ETF	02/24/2014	$249,080	$141,828	$65,415	$0	$0	$0	0.00%	0.00%
Invesco International Corporate Bond ETF	06/01/2010	$0	$0	$0	$0	$0	$0	0.00%	0.00%
Invesco MSCI Emerging Markets Equal Country Weight ETF	12/03/2010	$0	$4,024	$2,614	$0	$0	$0	0.00%	0.00%
Invesco PureBetaSM 0-5 Yr US TIPS ETF	09/19/2017	$0	$0	N/A	$0	$0	$0	0.00%	0.00%
Invesco PureBetaSM FTSE Developed ex-North America ETF	09/19/2017	$134	$832	N/A	$0	$0	$0	0.00%	0.00%
Invesco PureBetaSM FTSE Emerging Markets ETF	09/19/2017	$450	$1,619	N/A	$2	$0	$0	0.38%	0.68%
Invesco S&P Emerging Markets Low Volatility ETF	01/11/2012	$913,797	$357,675	$285,219	$250	$0	$0	0.03%	0.12%
Invesco S&P Emerging Markets Momentum ETF	02/22/2012	$428,014	$350,364	$3,749	$0	$0	$0	0.00%	0.00%
Invesco S&P International Developed High Dividend Low Volatility ETF	11/29/2016	$2,280	$1,845	N/A	$0	$0	$0	0.00%	0.00%
Invesco S&P International Developed Low Volatility ETF	01/10/2012	$239,494	$215,290	$95,432	$0	$0	$0	0.00%	0.00%
Invesco S&P International Developed Momentum ETF	02/22/2012	$2,143	$2,206	$5,548	$0	$0	$0	0.00%	0.00%
Invesco S&P International Developed Quality ETF	06/13/2007	$13,408	$7,110	$ 22,987	$5	$0	$0	0.04%	0.09%

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		October 31, 2018	May 31, 2017	May 31, 2016	October 31, 2018	May 31, 2017	May 31, 2016	2018	2018
Invesco China Real Estate ETF	12/18/2007	$562	$6,605	$6,071	$0	$0	$0	0.00%	0.00%
Invesco China Small Cap ETF	01/30/2008	$1,050	$21,567	$44,199	$0	$0	$0	0.00%	0.00%
Invesco Frontier Markets ETF	06/12/2008	$125,672	$289,919	$297,126	$0	$0	$0	0.00%	0.00%
Invesco MSCI Global Timber ETF	11/09/2007	$9,603	$10,388	$91,247	$0	$0	$0	0.00%	0.00%
Invesco S&P Global Dividend Opportunities Index ETF	06/25/2007	$12,098	$50,156	$49,028	$0	$0	$0	0.00%	0.00%

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of 87 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required and does not intend to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Book Entry.”

DTC Acts as Securities Depository for Shares.  Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to Invesco Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Ethics Codes”). The Ethics Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Codes permit personnel subject to the Ethics Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Codes are on file with the SEC and are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt of an order in “proper form” (as defined below), on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, each Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.

The number of Shares of a Fund that constitute a Creation Unit Aggregation for such Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.

Role of the Authorized Participant

A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders to create a Creation Unit of a Fund, an AP must have executed an agreement with the Distributor (“Participant Agreement”) and must be a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), or otherwise be exempt from or not required to be licensed as a broker-dealer or a member of FINRA. In addition, an AP must be either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Fed Book Entry System and/or DTC. A Participating Party and DTC Participant are collectively referred to herein as an AP. All Shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase or redeem Creation Units must be placed by an AP. An AP may place orders for the creation or redemption of Creation Units through the Clearing Process, the Fed Book-Entry System and/or DTC or Euroclear, subject to the procedures set forth in the Participant Agreement. Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.

Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.

Creations

Portfolio Deposit.  The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities constituting a substantial replication of the securities included in the relevant Underlying Index (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit

Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.

Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the affected Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the relevant Underlying Index. Such adjustments will reflect changes known to the Adviser by the time of determination of the Deposit Securities in the composition of the relevant Underlying Index or resulting from stock splits and other corporate actions.

The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).

Cash Creations.  Certain Funds (as set forth in the Prospectus) generally will issue Creation Units partially or principally for cash. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).

Creation Orders

Procedures for Creation of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of Funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process“). The Clearing Process is not currently available for purchases or redemptions of Creation Units of Funds that invest in foreign securities (“International Equity Funds”) or Funds that invest in fixed-income securities (“Fixed Income Funds”). Accordingly, APs submitting creation orders for such Funds must effect those transactions outside the Clearing Process, as described further below.

All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares of a Fund as determined on such date. With certain exceptions, the Order Cut-Off Time for the Funds, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the New York Stock Exchange—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. However, some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times (e.g., see “Special Consideration for Fixed Income Funds with T+0 and T+1 Orders”). Additionally, on days when the NYSE, the relevant Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”

Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP.

APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process.  Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub-custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Acceptance of Creation Orders.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser or the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.

Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity Funds and 2:00 p.m., Eastern time on such date for fixed income Funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date – i.e., generally, the second Business Day following the Transmittal Date (“T+2”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system.

Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded. The AP also must make available by the Contractual Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser no later than T+2.

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through Euroclear, DTC and/or Fed Book-Entry, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities and Cash Component must each be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. Otherwise, the creation order shall be canceled. At that time, the Transfer Agent shall initiate procedures to transfer the Creation Unit of Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser later than T+2.

Creation and Redemption Transaction Fees

Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNYM may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)

Invesco China Real Estate ETF	$1,000	$4,000

Invesco China Small Cap ETF	$4,000	$16,000

Invesco DWA Developed Markets Momentum ETF	$1,500	$6,000

Invesco DWA Emerging Markets Momentum ETF	$2,500	$10,000

Invesco Emerging Markets Sovereign Debt ETF	$500	$2,000

Invesco Frontier Markets ETF	$2,000	$8,000

Invesco FTSE International Low Beta Equal Weight ETF	$4,000	$16,000

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	$10,000	$40,000

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	$10,000	$40,000

Invesco FTSE RAFI Emerging Markets ETF	$4,000	$16,000

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)

Invesco Global Clean Energy ETF	$1,500	$6,000

Invesco Global Short Term High Yield Bond ETF	$500	$2,000

Invesco Global Water ETF	$1,000	$4,000

Invesco International BuyBack AchieversTM ETF	$500	$2,000

Invesco International Corporate Bond ETF	$500	$2,000

Invesco MSCI Emerging Markets Equal Country Weight ETF	$6,000	$24,000

Invesco MSCI Global Timber ETF	$500	$2,000

Invesco PureBetaSM 0-5 Yr US TIPS ETF	$0	$0

Invesco PureBetaSM FTSE Developed ex-North America ETF	$15,000	$60,000

Invesco PureBetaSM FTSE Emerging Markets ETF	$20,000	$80,000

Invesco S&P Emerging Markets Low Volatility ETF	$2,000	$8,000

Invesco S&P Emerging Markets Momentum ETF	$2,000	$8,000

Invesco S&P Global Dividend Opportunities Index ETF	$1,500	$6,000

Invesco S&P International Developed High Dividend Low Volatility ETF	$1,300	$5,200

Invesco S&P International Developed Low Volatility ETF	$2,100	$8,400

Invesco S&P International Developed Momentum ETF	$1,800	$7,200

Invesco S&P International Developed Quality ETF	$2,300	$9,200

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however, in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemptions

Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities.  The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

Each Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable Exchange, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.

The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “—Cash Redemptions” below).

Cash Redemptions.  Certain Funds (as set forth in the Prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).

Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Requests

Procedures for Redemption of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds or Fixed Income Funds; accordingly, APs seeking to redeem Shares of such Funds must effect such transactions outside the Clearing Process.

All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

Placing Redemption Requests Using the Clearing Process.  Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Fund Shares directly through DTC.

In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares, and will subject the AP to liability for any shortfall between the cost of the Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2. However, the schedule of holidays in certain countries may cause the delivery of in-kind redemption proceeds to take longer than T+2. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. (For more information, see “Regular Holidays” in Appendix C to this SAI.)

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant (or Euroclear participant) making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC or Euroclear, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 2:00 p.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Regular Holidays

A Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. Such foreign holidays are listed in Appendix B to this SAI, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in Appendix B for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth in Appendix B at some time in the future. Please see Appendix B for the dates in calendar year 2019 (the only dates which are available as of the date of this SAI) of the regular holidays affecting the securities markets of various countries, as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days, including the potential worst-case settlement dates.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Internal Revenue Code (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is for general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds

Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC.  In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:

•

Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•

Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold Shares of a Fund in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For most ETFs, in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers.  The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains.  A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Purchase of Shares.  As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions (All Funds).  Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income.  Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals.  Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends.  Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Cuts and Jobs Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the deduction and thus the lower federal income tax rate, but investors in a RIC, such as a Fund, that invest in such REITs will not. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Corporate dividends-received deduction.  Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions.  Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.

Tax credit bonds.  If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. Government interest.  Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund—Fund of funds.”

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Sale of Fund Shares.  A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units.  An AP that exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue)

and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information.  A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a sale of your Shares in a Fund will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Strategies and Restrictions” and “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.

In general.  In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund.  Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments.  A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities Lending.  Securities lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders.  Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S.

withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the applicable corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of a Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business.  If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, a 30% withholding tax is imposed income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax.  Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

* * * * *

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.” Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time), on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. If a security’s market price is not readily available, the security will be valued in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the security will be valued at fair value as determined in good faith following procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Intraday Indicative Value.  The trading prices of the Shares in the secondary market generally differ from a Fund’s daily NAV and are affected by market forces such as the supply of and demand for Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the IIV of the Shares is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. However, the IIV should not be viewed as a “real-time” update of a Fund’s NAV. The IIV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund’s actual portfolio at a particular point in time. Moreover, the IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IIV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IIV, takes into account Funds’ expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IIV. Therefore, the IIV may not reflect the best possible valuation of a Fund’s current portfolio. Additionally, the quotations and/or valuations of certain of the Funds’ holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the IIV and the market price of the Shares. The Funds, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV, and the Funds, the Adviser and their affiliates do not make any warranty as to the accuracy of these calculations.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each of Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack Achievers™ ETF, Invesco MSCI Emerging Markets Equal Country Weight ETF, Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Low Volatility ETF, Invesco S&P International Developed Momentum ETF and Invesco S&P International Developed Quality ETF.

With respect to Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF and Invesco MSCI Global Timber ETF, dividends from net investment income, if any, ordinarily are declared and paid annually.

With respect to Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF, dividends from net investment income, if any, ordinarily are declared and paid monthly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606 and 1250 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ financial statements and performs other related audit services. In connection with the audit of the 2018 financial statements, the Funds entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust (the “Audit Committee”), include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder. Ernst & Young LLP, located at 1775 Tysons Boulevard, Tysons, VA 22102, served as the independent registered public accounting firm for the Predecessor Funds for the years prior to 2018.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2018 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. Further, the audited financial statements, including the financial highlights, appearing in the annual reports to shareholders for the Predecessor Funds for the fiscal years ended May 31, 2017 and October 31, 2017 and filed electronically with the SEC are incorporated by reference in this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

PwC informed the Audit Committee of the Board (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

APPENDIX A

PROXY VOTING GUIDELINES

Applicable to	All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.

Risk Addressed by Policy	Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Effective Date	June 24, 2014

Last Amended Date	January 7, 2019

I.	GENERAL POLICY

ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see Exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:

Overlapping Securities

In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)

In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities

In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II.	SPECIAL POLICY

Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Exhibit A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

1

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii.	Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

APPENDIX B

Regular Holidays for Various Securities Markets and Settlement Periods Greater than Seven Days for Calendar Year 2019

The dates in the calendar year 2019 (the only dates which are available as of this SAI) of the regular holidays affecting the securities markets of various countries (including those days where markets close early or open late), as well as the dates of the regular holidays in calendar year 2019 that may cause settlement periods to be greater than seven days including the potential worse-case settlement dates, are as follows. Holidays are subject to change without further notice.

Country	JAN	FEB	MAR	APR	MAY	JUN		JUL		AUG		SEP		OCT	NOV		DEC
Albania	1,2		14,22	22,29	1	5	*			12	*	5			28,29		9,25

Argentina	1		4,5	18,19	1	20				19				14	6,18		25

Australia	1,28		4,11	19-23,25	6,27	3,10				5,14		30		7	5		24-26,31

Austria	1			19,22	1	10											24-26,31

Bahrain**	1				1	4*-6	*			11*-13	*	8*,9	*				16,17

Bangladesh		21	17,26	14,21	1	2*,4*-6	*	1		11*-13*,15		10	*	8	10	*	16,25,31

Belgium	1			19,22	1												24-26,31

Benin	1			22	1,30	5*,10				7,12*,15					1,15		25

Bermuda	1			19	31	17				1,2		2			4,11		25,26

Bosnia and Herzegovina Fed of.	1,2		1	22	1-3	3,4				12					25		25

Botswana	1,2			19,22	1,30			1,2,15,16				30		1			25,26

Brazil	1,25		4-6	19	1	20		9							15,20		25

Bulgaria	1		4	19,22,26,29	1,6,24							6,23					24-26

Burkina Faso	1			22	1,30	5*,10				7,12*,15					1,15		25

Canada	1,2	18		19	20	24		1		5		2		14	11		25,26

Chile	1			19	1,21			16		15		18-20		31	1		25,31

China	1	4-8		5	1	7						13		1-4,7

China Connect Northbound Trading

Colombia	1,7		25	18,19	1	3,24		1		7,19				14	4,11		25

Costa Rica	1			11,18,19	1			25		2,15							25

Croatia	1			19,22	1	20,25				5,15				8	1		24-26,31

Cyprus	1		11,25	1,19,22,26,29,30	1	17				15				1,28			24-26

Czech Republic	1			19,22	1,8			5						28			24-26

Denmark	1			18,19,22	17,30,31	5,10											24-26,31

Egypt**	1*,7			25,28,29	1	5*,6*, 30		1*,23		11*-14	*	1	*	6	10	*

Estonia	1			19,22	1,30	24				20							24-26,31

Eswatini	1			19,22,25	1,30			22	*			2*,6	*				25,26

Euromarkets	1																25

Finland	1			19,22	1,30	21											6,24-26,31

France	1			19,22	1												24-26,31

Georgia, Republic of	1,2,7		8	9,26,29	9					28				14

Germany	1			19,22	1	10								3			24-26,31

Ghana	1		6	19,22	1,27	5	*	1		12	*						6,25,26

Greece	1		11,25	19,22,26,29	1	17				15				28			24-26

Hong-Kong	1	4-7		5,19,22	1,13	7		1						1,7			24-26,31

Hungary	1		15	19,22	1	10				19,20				23	1		24-27

Iceland	1			18,19,22,25	1,30	10,17				5							24-26,31

India		19	4,21	17,19	1	5				12,15		2,10		2,8,28	12		25

Country	JAN		FEB	MAR	APR		MAY	JUN		JUL		AUG		SEP		OCT		NOV		DEC
Indonesia	1		5	7	3,19		1,30	3-7												24,25,31

Ireland	1				19,22		1,6	3				5				28				25,26

Israel**				21	21-25		8,9	9				11		29,30		1,8,9,13-17,20,21

Italy	1				19,22		1					15								24-26,31

Ivory Coast	1				22		1,30	5*,10				7,12*,15						1,15		25

Japan	1-3,14		11	21	29		3,6			15		12		16,23		14		4		31

Jordan**	1						1	4*-6	*			11*-14	*							25

Kenya	1				19,22		1	5	*			12	*			10,21				12,25,26

Korea, Republic of	1		4-6	1			1,6	6				15				12,13		3,9		25,31

Kuwait**	1		25,26		4			5*,6	*			11*-13	*	1	*	10	*

Latvia	1				19,22		1,6,30	24										18		24-26,31

Lithuania	1			11	19,22		1,30	24										1		24-26,31

Luxembourg	1				19,22		1													24-26,31

Malawi	1,15			4	19,22		1,14	4	*	8						15				25,26

Malaysia	1,21		1,4-6				1,20,22	4*-6	*			12	*	2,9,16		28				25

Mauritius	1,2,21		1,5	4,12			1	5	*					3				1		25

Mexico	1		4		18		18,19	1						16				18		12,25

Morocco	1,11						1	4*,5	*	30		12*-14*,20,21		2	*			6,11*,12	*

Namibia	1			21	19,22		1,30	17				9,26		24						10,16,25,26

Netherlands	1				19,22		1													24-26,31

New Zealand	1,2		6		19,22,25			3								28				25,26

Nigeria	1				19,22		1	4*,5*,12				12				1				25,26

Norway	1				17-19,22		1,17,30	10												24-26,31

Oman**	1	*			3	*		5*,6	*	23	*	11*-15	*	1	*			10*,18*,19	*

Peru	1				18,19		1			29		30				8		1		25

Philippines	1		5,25		9,18,19		1	12				21,26						1		24,25,30,31

Poland	1				19,22		1,3	20				15						1,11		24-26,31

Portugal	1				19,22		1													24-26,31

Puerto Rico	1,21		18		19		27			3,4				2		14		11,28,29		24,25

Qatar**	1		12	3				4*-6	*			11*-13	*							18

Romania	1,2,24				26,29		1	17				15								25,26

Russia	1-4,7,8			8			1-3,9,10	12										4

Saudi Arabia**								6*,9*,10	*			12*-15	*	23

Singapore	1		5,6		19		1,20	5				9,12				28				25

Slovak Republic	1				19,22		1,8			5		29						1		24-26

Slovenia	1,2		8	19	22		1,2	25				15				31		1		24-26,31

South Africa	1			21	19,22		1	17				9		24						16,25,26

Spain	1				19,22		1													24-26,31

Sri Lanka	1,15		4,19	4,20	12,15,19		1,20	5		16		12,14		13				11,12		11,25

Srpska, Republic of	1,2		7,9		26,29			1,2,9										21

Sweden	1				18,19,22,30		1,29,30	6,21										1		24-26,31

Switzerland	1,2				19,22		1,30	10				1								24-26,31

Taiwan	1		1,4-8,28	1	4-5		1	7						13		10,11

Thailand	1		19		8,15,16		1,20			16,29		12				14,23				5,10,31

Turkey	1				23		1	4,5-7		15		12-14,30				28,29

Uganda	1			8	19,22		1	3,26	*							9				25,26

Ukraine	1,7			8	29		1,9	17,28								15				25

United Arab Emirates-ADX, DFM and DIFC**	1				3	*		4*-6	*			11*,12	*	1	*			10	*	2,3

United Kingdom	1				19,22		6,27					26								24-26,31

Country	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC

United States	1,21	18		18,19	24,27		3*,4		2	14	11,28,29	24,25,31

Vietnam	1	4-8		15,29,30	1				2

Zambia	1		8,12	19,22	1		1,2	5		18,24		25

Zimbabwe	1	21		18,19,22	1			12,13				23,25,26

*	Date is Approximate
**	Market is closed every Friday.

The longest redemption cycle for the Funds is a function of the longest redemption cycles among the countries whose stocks comprise the Funds. In the calendar year 2019, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund are as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019*

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/18/19	04/26/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10
	12/23/19	01/02/20	10
	12/27/19	01/03/20	7
	12/30/19	01/06/20	7

Brazil	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10

Cyprus	04/24/19	05/02/19	8
	04/25/19	05/03/19	8

Eswatini	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/26/19	10
	04/17/19	04/29/19	12
	04/18/19	04/30/19	12
	04/23/19	05/02/19	9
	04/24/19	05/03/19	9
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	07/15/19	07/23/19	8
	07/16/19	07/24/19	8
	07/17/19	07/25/19	8
	07/18/19	07/26/19	8
	07/19/19	07/29/19	10
	08/26/19	09/03/19	8
	08/27/19	09/04/19	8
	08/28/19	09/05/19	8
	08/29/19	09/09/19	11
	08/30/19	09/10/19	11
	09/03/19	09/11/19	8
	09/04/19	09/12/19	8
	09/05/19	09/13/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11

Country	Trade Date	Settlement Date	Number of Days to Settle
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Hong Kong	01/31/19	02/08/19	8
	02/01/19	02/11/19	10

Hungary	12/20/19	12/30/19	10
	12/23/19	12/31/19	8

Indonesia	05/29/19	06/10/19	12
	05/31/19	06/11/19	11

Israel	04/18/19	04/28/19	10
	10/10/19	10/22/19	12
Japan	12/26/19	01/06/20	11
	12/27/19	01/07/20	11
	12/30/19	01/08/20	9

Jordan	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Kuwait	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Malawi	01/08/19	01/16/19	8
	01/09/19	01/17/19	8
	01/10/19	01/18/19	8
	01/11/19	01/21/19	10
	01/14/19	01/22/19	8
	02/25/19	03/05/19	8
	02/26/19	03/06/19	8
	02/27/19	03/07/19	8
	02/28/19	03/08/19	8
	03/01/19	03/11/19	10
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/07/19	05/15/19	8
	05/08/19	05/16/19	8
	05/09/19	05/17/19	8
	05/10/19	05/20/19	10
	05/13/19	05/21/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
	07/01/19	07/09/19	8
	07/02/19	07/10/19	8
	07/03/19	07/11/19	8
	07/04/19	07/12/19	8
	07/05/19	07/15/19	10
	10/08/19	10/16/19	8
	10/09/19	10/17/19	8
	10/10/19	10/18/19	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	10/11/19	10/21/19	10
	10/14/19	10/22/19	8
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

Malaysia	01/29/19	02/07/19	9
	01/30/19	02/08/19	9
	01/31/19	02/11/19	11
	05/30/19	06/07/19	8
	05/31/19	06/10/19	10
	06/03/19	06/11/19	8
Morocco	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/09/19	08/19/19	10
	11/04/19	11/13/19	9
	11/05/19	11/14/19	9

Namibia	03/14/19	03/22/19	8
	03/15/19	03/25/19	10
	03/18/19	03/26/19	8
	03/19/19	03/27/19	8
	03/20/19	03/28/19	8
	04/12/19	04/23/19	11
	04/15/19	04/24/19	9
	04/16/19	04/25/19	9
	04/17/19	04/26/19	9
	04/18/19	04/29/19	11
	04/24/19	05/02/19	8
	04/25/19	05/03/19	8
	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8
	05/23/19	05/31/19	8
	05/24/19	06/03/19	10
	05/27/19	06/04/19	8
	05/28/19	06/05/19	8
	05/29/19	06/06/19	8
	06/10/19	06/18/19	8
	06/11/19	06/19/19	8
	06/12/19	06/20/19	8
	06/13/19	06/21/19	8
	06/14/19	06/24/19	10
	08/02/19	08/12/19	10
	08/05/19	08/13/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/16/19	8
	08/19/19	08/27/19	8
	08/20/19	08/28/19	8
	08/21/19	08/29/19	8
	08/22/19	08/30/19	8
	08/23/19	09/02/19	10
	09/17/19	09/25/19	8
	09/18/19	09/26/19	8
	09/19/19	09/27/19	8
	09/20/19	09/30/19	10
	09/23/19	10/01/19	8
	12/03/19	12/11/19	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	12/04/19	12/12/19	8
	12/05/19	12/13/19	8
	12/06/19	12/17/19	11
	12/09/19	12/18/19	9
	12/11/19	12/19/19	8
	12/12/19	12/20/19	8
	12/13/19	12/23/19	10
	12/18/19	12/27/19	9
	12/19/19	12/30/19	11
	12/20/19	12/31/19	11
	12/23/19	01/02/20	10
	12/24/19	01/03/20	10

New Zealand	04/18/19	04/26/19	8

Norway	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
Oman	08/06/19	08/18/19	12
	08/07/19	08/19/19	12
	08/08/19	08/20/19	12

Philippines	12/23/19	01/02/20	10
	12/26/19	01/03/20	8
	12/27/19	01/06/20	10

Qatar	05/30/19	06/09/19	10
	06/02/19	06/10/19	8
	06/03/19	06/11/19	8
	08/06/19	08/14/19	8
	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Russia	04/26/19	05/06/19	10
	04/29/19	05/07/19	8
	04/30/19	05/08/19	8

Saudi Arabia	08/08/19	08/18/19	10
	08/11/19	08/19/19	8

Taiwan	01/29/19	02/11/19	13
	01/30/19	02/12/19	13

Turkey	05/31/19	06/10/19	10
	06/03/19	06/11/19	8

United Arab Emirates	08/07/19	08/15/19	8
	08/08/19	08/18/19	10

Zimbabwe	04/15/19	04/23/19	8
	04/16/19	04/24/19	8
	04/17/19	04/25/19	8
	12/19/19	12/27/19	8
	12/20/19	12/30/19	10

*

These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future. Based on changes in holidays, longer (worse) redemption cycles are possible.